Rule 497(e) File Nos. 33-73832 and 811-8268

April 10, 2006

Supplement to Prospectus dated December 30, 2005 (the “Prospectus”)

FOR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY INNOVATORS FUND

The bar chart under the section titled “Fund Performance” on page 12 of the prospectus is hereby replaced in its entirety with the following:

Due to a printer’s error, the fund performance bar chart for Firsthand Technology Innovators Fund was incorrect as printed. The correct chart (shown above) was inadvertently replaced with the fund performance bar chart for Firsthand Technology Leaders Fund. We apologize for this error.

The performance information appearing in the performance table is correct and was not affected by this error.

Please retain this supplement with your prospectus for your records.